                     WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15 (d)
              of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         May 11, 1998
                                                ----------------------------


                    JACKSONVILLE BANCORP, INC.
                    --------------------------

        TEXAS                   0 - 28070                 75-2632781
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(State of Incorporation)  (Commission File No.)            (IRS No)



 COMMERCE AND NECHES STREET                 JACKSONVILLE, TEXAS       75766
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(Address of Principal Executive Offices)                            (Zip Code)



                                (903) 586-9861
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              (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)

Item 5.    Other Events
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

        (a)     Not applicable

        (b)     Not applicable

        (c)     Exhibits:

            (99)    Press Release, dated  May 11, 1998



                            SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               JACKSONVILLE BANCORP, INC.



Date:     May 11, 1998                              /s/Jerry Chancellor
          ------------                              -------------------
                                                    Jerry Chancellor
                                                    President